Exhibit 99.1

Certification Pursuant to
18 U.S.C. Section 1350
(As Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002)

I, Charles F. Flood, Chief Executive Officer of IESI Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.                the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.                the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 25, 2003

/s/ Charles F. Flood
Charles F. Flood
Chief Executive Officer